The Prudential Investment Portfolios, Inc.

Prudential Growth Allocation Fund

Supplement dated June 10, 2016 to the
Currently Effective Prospectus and Summary Prospectus of the fund named above (the Fund)

Effective as of June 30, 2016, the Standard & Poor’s Developed Property Net Index will be replaced by the FTSE EPRA/NAREIT Developed Real Estate Net Index as a constituent benchmark in the Fund’s Growth Customized Blend Index.

To reflect this change, in the section of the Fund’s Summary Prospectus and Prospectus entitled “Investments, Risks and Performance,” the Index returns table is deleted and replaced with the following new table:

Index % (reflects no deduction for fees, expenses or taxes)
	One Year	Five Years	Ten Years
Growth Customized Blend Index	7.75	11.50	N/A
Russell 1000 Index	13.24	15.64	7.96
S&P 500 Index	13.66	15.44	7.67

In the “Glossary” section of the Fund’s Prospectus, the definition for the Growth Customized Blend Index is deleted and replaced with the following new definition:

Growth Customized Blend Index. The Growth Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (60.5%), the MSCI ACWI ex-US Index (24%), the Barclays US Aggregate Bond Index (8%), the FTSE EPRA/NAREIT Developed Real Estate Net Index (5%) and the Citigroup 3-Month T-Bill Index (2.5%). The Growth Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses.

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